Exhibit 99.2

Silver Butte Company

Pro Forma Consolidated Financial Statements

October 31, 2010

On January 12, 2011, Silver Butte Company (“Silver Butte”) and Gulfmark Energy Group, Inc. (“Gulfmark”) entered into an exchange agreement whereby Silver Butte acquired 99.45% of the issued and outstanding common stock (outstanding 26,950,000 at January 12, 2011) and 100% of the issued and outstanding preferred stock (outstanding 11,000,000 at January 12, 2011) of Gulfmark in exchange for 1,072,000,027 shares of common stock and 11,000,000 shares of Series “A” preferred stock of Silver Butte.  At the date of the exchange Silver Butte did not have sufficient authorized common and preferred shares to allow for the agreed upon issuance; therefore, at closing Sliver Butte issued only 278,759,367 common shares to the shareholders of Gulfmark and subsequently issued 793,240,660 common shares and 11,000,000 Series “A” preferred shares after the authorized shares were increased to 1,100,000,000 common shares and 50,000,000 preferred shares.  The acquisition of Silver Butte by Gulfmark was accounted as a reverse merger and recapitalization where by the subsidiary, Gulfmark, is considered to be the acquirer for accounting and financial reporting purposes.  The carrying values of Gulfmark’s assets and liabilities remained unchanged after the reverse merger.  The accumulated deficit carried forward is that of the subsidiary, Gulfmark.

The pro forma consolidated balance sheet was based on the audited balance sheets of Silver Butte as of August 31, 2010 as presented on its annual 10-K report and the audited balance sheet of Gulfmark as of October 31, 2010, combined with pro forma adjustments to give effect to the reverse acquisition as if it occurred on October 31, 2010, the fiscal year end of the newly consolidated Company, except for adjustments to Silver Butte’s cash and accrued liabilities reflecting the use of its cash from September 1, 2010 until the merger date of January 12, 2011.

The pro forma consolidated statement of operations was based on the audited statements of operations of Silver Butte for the year ended August 31, 2010, and the audited statement of operations of Gulfmark from the period from inception (August 9, 2010) to October 31, 2010, combined with pro forma adjustments to give the effect to the reverse acquisition as if it occurred as of October 31, 2010, the fiscal year end of the newly consolidated Company, except for adjustments to Silver Butte’s expenses to reflect expenses incurred from September 1, 2010 until the merger date of January 12, 2011.

These pro forma financial statements are provided for illustrative purposes only and do not purport to present what Silver Butte’s financial position or statement of operations would have been if such transactions had occurred on the above mentioned dates.  These pro forma statements were prepared based on accounting principles generally accepted in the United States.  The use of estimates is required and actual results could differ from estimates used.  The Company believes that the assumptions used provide a reasonable basis for presenting the significant effects directly attributable to the reverse acquisition.

SILVER BUTTE COMPANY
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
October 31, 2010
	Historical		Pro Forma
	Silver Butte	Gulfmark Energy	Adjustments		Consolidated
	Company	Group Inc.	Pro Forma		Pro Forma
	August 31,	October 31,
	2010	2010
	(Audited)	(Audited)
ASSETS
CURRENT ASSETS:
Cash	$ 17,816	$ 48,225	$ (11,510)	(6)	$ 54,531
Prepaids	-	8,750	-		8,750
Total current assets	17,816	56,975	(11,510)	(1)	63,281
Property and equipment, net	-	713,855	-		713,855
TOTAL ASSETS	$ 17,816	$ 770,830	$ (11,510)		$ 777,136

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable and accrued liabilities	$ 9,560	$ 9,225	$ (2,970)	(6)	$ 15,815
Accounts payable, related party	-	6,041	-		6,041
Short term debt	-	162,834	-		162,834
Total current liabilities	9,560	178,100	(2,970)		184,690
LONG TERM LIABILITIES:
Long-term debt	-	171,166	-		171,166
Long-term debt - Related party	-	210,100	-		210,100
Total long-term liabilities	-	381,266	-		381,266
TOTAL LIABILITIES	9,560	559,366	(2,970)		565,956
STOCKHOLDERS’ EQUITY:
Preferred stock, $.001 par, 10,000,000 authorized
none issued or outstanding	-	-	-		-

Common stock, $.001 par, 300,000,000 authorized
19,680,412 shares issued and outstanding	19,680	-	278,759	(1)
			(298,439)	(3)	-

Preferred stock, $.001 par, 50,000,000 authorized
11,000,000 issued and outstanding	-	11,000	(11,000)	(3)	-

Common stock, $.001 par, 950,000,000 authorized
26,950,000 shares issued and outstanding	-	26,950	(26,800)	(1)
			(150)	(5)	-

Preferred stock, $.001 par, 50,000,000 authorized,
11,000,000 shares issued and outstanding	-	-	11,000	(3)	11,000

Common stock, $.001 par, 1,100,000,000 authorized
27,292,011 shares issued and outstanding	-	-	298,439	(3)
			793,241	(3)
			(1,064,388)	(4)	27,292

Additional paid-in capital	1,015,089	196,483	(278,759)	(1)
			(793,241)	(3)
			(1,035,053)	(7)
			1,064,388	(4)
			26,800	(1)	195,707

Accumulated deficit	(1,026,513)	(22,969)	(8,540)	(6)
			1,035,053	(7)	(22,969)

Noncontrolling interest	-	-	150	(5)	150

Total stockholders’ equity	8,256	211,464	(8,540)		211,180

TOTAL LIABILITIES AND STOCKHOLDERS’
EQUITY	$ 17,816	$ 770,830	$ (11,510)		$ 777,136

See notes to the pro forma financial statements.

SILVER BUTTE COMPANY
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF LOSS
FOR THE PERIOD ENDED OCTOBER 31, 2010

	Historical		Pro Forma
	Silver Butte	Gulfmark Energy	Adjustments		Consolidated
	Company	Group Inc.	Pro Forma		Pro Forma
August 9, 2010
	Year Ended	(Inception) to
	August 31,	October 31,
	2010	2010

OPERATING EXPENSES:
Professional services	$ 42,292	$ -	$ -		$ 42,292
General and administrative services	2,376	22,969	8,540	(6)	33,885
LOSS FROM OPERATIONS	(44,668)	(22,969)	(8,540)		(76,177)
Income tax	-	-	-		-
NET LOSS	$ (44,668)	$ (22,969)	$ (8,540)		$ (76,177)

LOSS PER COMMON SHARE	$ (0.00)	$ (0.00)			$ (0.00)

WEIGHTED AVERAGE COMMON SHARES
OUTSTANDING	19,473,508	26,801,786			27,292,011

See notes to the pro forma financial statements.

Silver Butte Company

Notes To Pro Forma Financial Statements

October 31, 2010

The following summarizes the reverse merger transactions between Silver Butte and Gulfmark:

(1)

Exchanges 26,800,000 shares of Gulfmark’s common stock for 278,759,367 shares of Silver Butte’s common stock on January 12, 2011.

(2)

In January 2011, Silver Butte’s authorized shares were increased from 300,000,000 common shares to 1,100,000,000 shares and authorized preferred shares were increased from 10,000,000 to 50,000,000.

(3)

Subsequent to the increase in the authorized capital shares of Silver Butte, Silver Butte issued an additional 793,240,660 shares of its common stock and 11,000,000 shares of its Series “A” preferred stock to the shareholders of Gulfmark.

(4)

After the issuance of 1,072,000,027 shares of its common stock for the reverse merger, Silver Butte effected a 40 to 1 reverse stock split of the total 1,091,680,439 common shares outstanding. After the reverse stock split there were 27,292,011 outstanding shares of common stock.

(5)

150,000 shares of Gulfmark’s common stock were not exchanged for Silver Butte’s common stock; therefore this .55% ownership interest in Gulfmark is reflected as noncontrolling interest, which is included in stockholders’ equity.

(6)

Silver Butte from September 1, 2010 to January 12, 2011 expended $11,510 of cash which was used to pay $2,970 of accrued liabilities and $8,540 of expenses.

(7)

Reclassification of Silver Butte’s accumulated deficit to additional paid in capital, including the $8,540 deficit recognized subsequent to September 1, 2010.

(8)

The weighted average number of common shares outstanding gives effect to the common stock issued in the reverse merger adjusted for the 40 to 1 reverse stock split.

The Series “A” preferred share is convertible into common stock at the rate of twenty shares of common stock for every shares of preferred stock upon no less than seventy five days notice. The Series “A” preferred shares are essentially equivalent to the Company’s common shares, however, they are not considered in the per share computation due to their anti-dilutive effect.

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